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    As filed with the Securities and Exchange Commission on November 15, 2002
                                                      Registration No. 333-87760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                            JAG MEDIA HOLDINGS, INC.
                            (f/k/a JagNotes.com Inc.)
             (Exact name of registrant as specified in its charter)

           Nevada                                           88-0380456
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                         Identification Number)

                            JAG Media Holdings, Inc.
                         6865 SW 18th Street, Suite B13
                              Boca Raton, FL 33433
                                 (561) 393-0605
                          (Address, including zip code,
                  and telephone number, including area code, of
                   registrant's principal executive offices)

                          -----------------------------

                               Thomas J. Mazzarisi
                            Executive Vice President
                            JAG Media Holdings, Inc.
                         6865 SW 18th Street, Suite B13
                              Boca Raton, FL 33433
                               Tel: (561) 393-0605
                               Fax: (561) 393-6018
                       (Name, address, including zip code,
                  and telephone number, including area code, of
                          agent for service of process)

                          -----------------------------

Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |x|

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If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |x| 333-87760
                           ---------

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


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Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida on November 15, 2002.

                            JAG MEDIA HOLDINGS, INC.

                              By: /s/ Gary Valinoti
                                  -------------------------
                                  Name:   Gary Valinoti
                                  Title:  President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Gary Valinoti                                             November 15, 2002
-----------------
Gary Valinoti, President, Chief Executive
Officer and Director
(Principal Executive Officer)

/s/ Thomas Mazzarisi                                          November 15, 2002
--------------------
Thomas Mazzarisi, Executive Vice President,
Chief Financial Officer, General Counsel
and Director
(Principal Financial and Accounting Officer)

/s/ Stephen Schoepfer                                         November 15, 2002
---------------------
Stephen Schoepfer, Executive Vice President,

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                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------

23.1 Consent of J.H. Cohn LLP related to filing of Prospectus Supplement on November 14, 2002.